SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Filed by a Party other than the Registrant 

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BV Financial, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 1, 2024

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of BV Financial, Inc., the holding company for BayVanguard Bank.

We will hold the meeting at the Essex Branch of BayVanguard Bank, 532 Eastern Boulevard, Essex, Maryland on Thursday, September 5, 2024 at 4:30 p.m., local time. The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted by Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Timothy L. Prindle	David M. Flair
Co-President and Chief Executive Officer	Co-President and Chief Executive Officer

BV Financial, Inc.

7114 North Point Road

Baltimore, Maryland 21219

(410) 477-5000

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	4:30 p.m., local time, Thursday, September 5, 2024

PLACE	532 Eastern Boulevard, Essex, Maryland

ITEMS OF BUSINESS
(1)
The election of three directors each to serve for a term of three years;
(2)
The approval of the BV Financial, Inc. 2024 Equity Incentive Plan;
(3)
The ratification of the appointment of FORVIS, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2024; and
(4)
The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	To be eligible to vote, you must have been a stockholder as of the close of business on July 19, 2024.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone, or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Samantha M. Perouty

Corporate Secretary

Baltimore, Maryland

August 1, 2024

BV FINANCIAL, INC.

_________________________

PROXY STATEMENT

FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

_________________________

GENERAL INFORMATION

BV Financial, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by its Board of Directors only for use at the 2024 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to BV Financial, Inc. as “BV Financial,” “the Company,” “we,” “our” or “us.” BayVanguard Bank is the wholly-owned subsidiary of BV Financial.

We will hold the annual meeting at 532 Eastern Boulevard, Essex, Maryland on Thursday, September 5, 2024 at 4:30 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about August 1, 2024.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on SEPTEMBER 5, 2024

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at https://www.edocumentview.com/BVFL. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2023.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of BV Financial common stock that you owned as of the close of business on July 19, 2024. As of the close of business on that date, 11,387,723 shares of common stock were outstanding. Each share of common stock has one vote.

Our Articles of Incorporation provide that record holders of or common stock who beneficially own, either directly or indirectly, more than 10% of our outstanding shares of common stock are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of BV Financial in one or more of the following ways:

•
Directly in your name as the stockholder of record;
•
Indirectly through a broker, bank or other holder of record in “street name”;
•
Indirectly through the BayVanguard Bank 401(k) Profit Sharing Plan (the “401(k) Plan”);
•
Indirectly through the BayVanguard Bank Employee Stock Ownership Plan (the “ESOP”); or
•
Indirectly through the BV Financial, Inc. 2021 Equity Incentive Plan.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the voting instruction form that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the 401(k) Plan or are a participant in the ESOP, see “Participants in the ESOP and 401(k) Plan” below.

Attending the Meeting

Stockholders are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of BV Financial common stock entitled to vote, represented in person or by proxy, is present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will vote to elect three directors each to serve for a term of three years. In voting to elect the directors (Item 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.

In voting to approve the BV Financial, Inc. 2024 Equity Incentive Plan (Item 2) and to ratify the appointment of the independent registered public accounting firm (Item 3), you may vote in favor of the proposal, against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve each of these proposals.

Broker Non-Votes; Effect of Not Casting Your Vote

If you hold your shares in street name through a broker, bank or other nominee of record, it is critical that you provide voting instructions if you want your vote to count in the election of directors (Item 1) and the approval of the BV Financial, Inc. 2024 Equity Incentive Plan (Item 2). Your broker, bank or other holder of record does not have discretion to vote your uninstructed shares with respect to these items. Therefore, if you hold your shares in street name and you do not instruct your broker or other holder of record on how to vote with respect to these items, no votes will be cast on your behalf with respect to these items. These are referred to as “broker non-votes.” Your broker, bank or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the independent registered public accounting firm (Item 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes to approve the BV Financial, Inc. 2024 Equity Incentive Plan and to ratify the appointment of the independent registered public accounting firm, broker non-votes and abstentions will have no effect on the outcome of these votes.

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

The Board of Directors unanimously recommends a vote:

•
“FOR” each nominee for director;
•
“FOR” the approval of the BV Financial, Inc. 2024 Equity Incentive Plan; and
•
“FOR” the ratification of the appointment of FORVIS, LLP to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named on the proxy card on the new meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

Voting Via the Internet or by Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of BV Financial common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on September 4, 2024.

Revoking Your Proxy

Whether you vote by mail or via the Internet or by telephone, if you are a registered stockholder, you may revoke your proxy by:

•
sending a written statement to that effect to our Corporate Secretary;
•
submitting a properly signed proxy card with a later date;
•
voting via the Internet or by telephone at a later time so long as such vote is received by the applicable time and date set forth above for registered stockholders; or
•
voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you are a participant in the ESOP, you will receive a voting instruction card that reflects all the shares that you may direct the ESOP trustee to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but you may direct the trustee how to vote the shares of BV Financial common stock allocated to your ESOP account. The ESOP trustee will vote all unallocated shares of BV Financial common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.

If you hold shares of Company common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants.

The deadline for returning your voting instruction cards to the ESOP trustee and/or the 401(k) Plan trustee is August 29, 2024.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board of Directors currently consists of ten members. The Board of Directors has determined that each of our directors, with the exception of Co-President and Chief Executive Officers, David M. Flair and Timothy L. Prindle, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Flair and Prindle are not independent because they are our executive officers. In determining the independence of directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons.”

Board Diversity

Nasdaq’s Board Diversity Rule is a disclosure standard designed to encourage board diversity for companies and provide stakeholders with consistent, comparable disclosures concerning a company’s current board composition. The table below indicates the composition of our current Board of Directors.

Total Number of Directors		10
Gender	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	9
Number of Directors who identify in any of the categories below:
African American or Black		1
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	7
Two or More Races or Ethnicities
LBGTQ+
Did not disclose demographic background	1

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairperson of the Board and Co-President and Chief Executive Officers enhances Board independence and oversight. Moreover, the separation of these offices allows the Co-President and Chief Executive Officers to better focus on their growing responsibilities of managing the daily operations of the Company and BayVanguard Bank, while allowing the Chairperson of the Board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Gary T. Amereihn serves as the Chairperson of the Board, and he is considered independent under the listing standards of the Nasdaq Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face several risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

We conduct business through meetings of our board of directors and its committees. The board of directors of BV Financial has established standing committees, including a Compensation Committee, an Audit Committee and a Governance and Nominating Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The charters of all three committees are available in BV Financial Inc. Policies and Charters portion of the Investor Relations section of BayVanguard Bank’s website (www.bayvanguard.com).

The table below sets forth the directors of each of the listed standing committees. Each member of each committee meets the Nasdaq and the Securities and Exchange Commission independence requirements for such committee. The Board of Directors has determined that Mr. Baldwin qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Audit Committee	Compensation Committee	Governance and Nominating Committee
William Streett Baldwin*	Gary T. Amereihn*	Joshua W. Posnick*
William B. Crompton	William Streett Baldwin	Brian McHale
Machteld V. Thomas	Joseph S. Galli	Machteld V. Thomas

* Denotes Chairperson

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that William Streett Baldwin, a certified public accountant, is an “audit committee financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.” The Audit Committee met five times in 2023.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and BayVanguard Bank, establishes the compensation for the Company’s and the Bank’s senior management and conducts the performance review of the Co-President and Chief Executive Officers. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Compensation Committee is also responsible for administering the Company’s equity plans and approving grants under such plans. The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation. The Compensation Committee met three times in 2023.

Governance and Nominating Committee. The Governance and Nominating Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee. The Governance and Nominating Committee met one time in 2023

Considerations Respecting Director Nominees and Candidates

Minimum Qualifications for Director Nominees. The Governance and Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision and a requirement that the candidate has not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Governance and Nominating Committee will then evaluate the following criteria in selecting nominees:

•
contributions to the range of talent, skill and expertise of the Board of Directors;
•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;
•
familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;
•
personal and professional integrity, honesty and reputation;
•
the ability to represent the best interests of our stockholders and the best interests of BV Financial;
•
the ability to devote sufficient time and energy to the performance of his or her duties;
•
independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria;
•
gender and ethnic diversity; and
•
equity holdings.

The Governance and Nominating Committee will also consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Governance and Nominating Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Governance and Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Governance and Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities BayVanguard Bank serves. The Board of Directors will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Governance and Nominating Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Director Candidates Recommended by Stockholders. The Governance and Nominating Committee will consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors. However, the Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Governance and Nominating Committee does not perceive a need to increase the size of the Board of

Directors. To avoid the unnecessary use of the Governance and Nominating Committee’s resources, the Governance and Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Governance and Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Governance and Nominating Committee, care of the Corporate Secretary, at our main office:

•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Governance and Nominating Committee;
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The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;
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The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;
•
A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
•
A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;
•
The name, age, personal and business address and the principal occupation of the candidate;
•
The candidate’s written consent to serve as a director;
•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and
•
Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

For a director candidate to be considered for nomination at an annual meeting of stockholders, the Governance and Nominating Committee must receive the recommendation at least 120 calendar days before the date of our proxy statement for the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of BV Financial and BayVanguard Bank is conducted through meetings and activities of their respective Board of Directors and committees. During the year December 31, 2023, the Board of Directors of BV Financial held eleven meetings and the Board of Directors of BayVanguard Bank held twelve meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

While BV Financial has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. Eight of the then ten current directors attended the annual meeting of stockholders held on May 4, 2023.

Code of Ethics for Senior Officers

We maintain a Code of Ethics for Senior Officers, which includes the Company’s Co-Chief Executive Officers, Chief Financial Officer and Controller. The Code of Ethics for Senior Officers addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations. In addition, it is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers is available in the BV Financial Inc. Policies and Charters portion of the Investor Relations section of BayVanguard Bank’s website (www.bayvanguard.com). Any amendments to and waivers from the Code of Ethics for Senior Officers will be disclosed in the Investor Relations section of BayVanguard Bank’s website.

Employee, Officer and Director Hedging

The Company does not have anti-hedging policies or procedures that are applicable to its directors, executive officers or employees who are not executive officers and as such, hedging transactions are not prohibited.

Report of the Audit Committee

BV Financial’s management is responsible for BV Financial’s internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles in the United States of America. The Audit Committee oversees BV Financial’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (United States) Auditing Standard No. 1301, Communications with Audit Committees, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of its financial reporting process.

In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, FORVIS, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2024.

Audit Committee of the Board of Directors

of

BV Financial, Inc.

William Streett Baldwin, Chairman

William B. Crompton

Machteld V. Thomas

DIRECTORS’ COMPENSATION

The following table sets forth for the year ended December 31, 2023 certain information as to the total compensation we paid to our non-employee directors. Neither Mr. Flair nor Mr. Prindle received any compensation in his capacity as a director during the fiscal year ended December 31, 2023.

Director Compensation Table for the Year Ended December 31, 2023
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Gary T. Amereihn	28,000	27,891	55,891
William Streett Baldwin	27,000	10,471	37,471
P. David Bramble	8,250	—	8,250
William B. Crompton, III	25,500	20,741	46,241
Joseph S. Galli	14,400	20,471	35,141
Kim C. Liddell(2)	6,750	14,157	20,907
Brian K. McHale	14,000	25,471	39,471
Joshua W. Posnick	12,000	10,471	22,471
Michael L. Snyder(3)	6,000	19,271	25,271
Machteld V. Thomas	16,900	4,730	21,630

(1)
In accordance with FASB ASC Topic 718, the reported amount is based on the closing price of BV Financial’s common stock on the grant date ($21.50 per share on April 30, 2023 and $20.00 per share on May 4, 2023). Restricted stock awards vest upon the earlier of achievement of certain beneficial ownership requirements or, if such requirements are not met, in three approximately equal installments, with the first vesting occurring on April 30, 2024. As of December 31, 2023, Messrs. Baldwin, Liddell, McHale, Posnick and Snyder each had an outstanding stock award for 1,456 shares, Mr. Amereihn had an outstanding stock award for 366 shares, Mr. Bramble had an outstanding stock award for 750 shares, Ms. Thomas had an outstanding stock award for 1,190 shares, Mr. McHale had an outstanding stock award for 706 shares, and Messrs. Crompton and Galli each had an outstanding stock award for 532 shares.
(2)
Mr. Liddell resigned from the Board effective April 25, 2023.
(3)
Mr. Snyder retired from the Board effective May 4, 2023.

Director Supplemental Retirement Agreement. BayVanguard Bank maintains an amended and restated supplemental director retirement agreement with Mr. McHale to provide certain payments to him upon his retirement or to his beneficiary if he dies under certain circumstances. Under the agreement, Mr. McHale is entitled to a retirement benefit equal to $6,100 per year, payable in monthly installments for ten years commencing within 30 days following his separation from service on or after attaining age 70. If Mr. McHale terminates service with BayVanguard Bank before age 70 for reasons other than cause, he is entitled to receive the accrued liability balance, payable in an unreduced lump sum within 30 days following his separation from service. If Mr. McHale dies while actively serving as a member of the board of directors, all of his accrued liability account will be paid to his beneficiary within 30 days following his death in an unreduced lump sum. If he dies during the installment payout of benefits, the remaining installments will be paid monthly to his beneficiary. If Mr. McHale separates from service following a change in control (as defined in the agreement), Mr. McHale will receive benefits under the plan as if he had retired from BayVanguard Bank upon attainment of age 70.

Stock Ownership

The following table provides the beneficial ownership of shares of common stock of BV Financial held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock at July 19, 2024. For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock over which he has, or shares, directly or indirectly, voting or investment power or as to which he or she has the right to acquire beneficial ownership at any time within 60 days after July 19, 2024. The mailing address for each of our directors and executive officers is 7114 North Point Road, Baltimore, Maryland 21219.

	Number of Shares		Percent Outstanding(1)
5% Beneficial Owners:

Alliance Bernstein, L.P.	1,048,206	(1)	9.21%
501 Commerce Street
Nashville, TN 37203

Newtyn Management LLC	1,000,000	(1)	8.79%
60 East 42nd Street, Suite 960
New York, New York 10022

BayVanguard Bank Employee Stock Ownership Plan	868,516	(2)	7.63%
7114 North Point Road
Baltimore, Maryland 21219

(1)
Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2024.
(2)
Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2024.

	Number of Shares		Percent Outstanding(1)
Directors:
Gary T. Amereihn	49,961	(2)	*
William Streett Baldwin	57,950		*
P. David Bramble	12,934	(3)	*
William B. Crompton, III	42,291	(4)	*
David M. Flair	120,692	(5)	1.06%
Joseph S. Galli	171,630	(6)	1.50%
Brian K. McHale	23,723	(7)	*
Timothy L. Prindle	270,716	(8)	2.37%
Joshua W. Posnick	9,965		*
Machteld V. Thomas	34,904	(9)	*

Executive Officers Who Are Not Directors:
Michael J. Dee	65,560	(10)	*
Gregory J. Olinde	6,950	(11)	*
All directors, nominees and executive officers as a group (13 persons)	887,859		7.76%

* Less than 1%.

(1)
Based on 11,387,723 shares outstanding at July 19, 2024.
(2)
Includes 5,000 shares held by Mr. Amereihn’s spouse in her IRA.
(3)
Includes 10,000 shares held in an LLC.
(4)
Includes 11,010 shares held by a trust.
(5)
Includes options to acquire 21,433 shares, 8,435 shares allocated under the Employee Stock Ownership Plan, 6,060 of unvested restricted stock and 4,508 shares held in trust in the BayVanguard Bank 401(k) Plan.
(6)
Includes 20,250 shares held in an LLC, 5,013 shares held by Mr. Galli’s spouse in her IRA, 2,200 shares held by Mr. Galli’s first daughter (including 1,300 shares held in her IRA) and 1,900 shares held by Mr. Galli’s second daughter (including 1,500 shares held in her IRA).
(7)
Includes 3,980 shares held by Mr. McHale’s spouse in her IRA.

(8)
Includes 8,591 shares held in by Mr. Prindle’s spouse in her IRA accounts, 4,510 shares of unvested restricted stock and 38,500 shares held in trust in the BayVanguard Bank 401(k) Plan and 2,093 shares allocated under the Employee Stock Ownership Plan.
(9)
Includes 10,000 shares of stock held by Ms. Thomas’s spouse in his IRA.
(10)
Includes options to acquire 18,370 shares and 5,310 shares allocated under the Employee Stock Ownership Plan.
(11)
Includes 750 shares held in trust in the BayVanguard Bank 401(k) Plan and 1,938 shares allocated under the Employee Stock Ownership Plan.

Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

BV Financial’s Board of Directors consists of ten members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election at this year’s annual meeting are Joseph S. Galli, Timothy L. Prindle and Machteld V. Thomas. Each nominee currently serves as a director of BV Financial and BayVanguard Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The indicated age for each individual is as of December 31, 2023. The indicated period for service as a director includes service as a director of BayVanguard Bank. There are no family relationships among the directors.

Director Nominees for Term Expiring in 2027

Joseph S. Galli. For over 30 years, Mr. Galli has been an Executive Vice President of The Bernstein Companies, which is an owner, developer, investor and manager of commercial, residential, industrial and hotel properties in the Mid-Atlantic region of the United States. Within The Bernstein Companies, Mr. Galli is a managing director of Consortium Capital, which is a series of real estate equity funds that invest in commercial real estate throughout the Mid-Atlantic. Mr. Galli is also the Chairman of the Government Relations Committee for the Washington, D.C. chapter of Autism Speaks. Mr. Galli’s experience and long-standing involvement in our local community provides the Board with business management skills and knowledge regarding real estate and business matters in our market area. Age 60. Director since 2015.

Timothy L. Prindle. Mr. Prindle was elected as the Co-President and Chief Executive Officer and a member of the Board of Directors of Bay-Vanguard M.H.C., BV Financial and BayVanguard Bank in 2019. Previously he served as President and Chief Executive Officer of Kopernik Bank since 2012 before it was acquired by BayVanguard in 2019. Mr. Prindle began his career as a Bank Examiner at the Office of Thrift Supervision. In addition to his wide range of management experience and leadership skills, Mr. Prindle’s strong regulatory background and his knowledge and understanding of the financial, economic and regulatory environments make him a valuable asset to the Board. Age 38. Director since 2019.

Machteld V. Thomas. Ms. Thomas served as the President and Chief Executive Officer of North Arundel Savings Bank for 14 years before its acquisition by BV Financial in 2021 and is now retired. Ms. Thomas serves on the board of directors of Bello Machre, a nonprofit that offers care and support for children and adults with developmental disabilities. Ms. Thomas’ past service as a chief executive officer of a financial institution and her participation in the communities we serve brings an extensive knowledge of the financial, economic and regulatory challenges we face as well as knowledge of the local economy and business opportunities for BayVanguard Bank. Age 69. Director since 2022.

Directors Continuing in Office with Terms Expiring in 2025

William Streett Baldwin. For over 20 years, Mr. Baldwin has been a director of Ellin & Tucker, Chartered, a business consulting and certified public accounting firm located in Baltimore, Maryland. Mr. Baldwin is a certified public accountant and is a member of the American Institution of Certified Public Accountants and the Maryland Association of Certified Public Accountants. Through his experience as a certified public accountant and his strong risk assessment, financial reporting and internal control expertise, as well as extensive knowledge of accounting and regulatory issues, Mr. Baldwin provides an understanding of public accounting and financial matters to the Board. Age 61. Director since 2012.

William B. Crompton, III. Mr. Crompton served as a Director of Kopernik Bank from 2017 until its acquisition by BV Financial in 2019. Mr. Crompton retired from the Office of the Comptroller of the Currency in 2015. Mr. Crompton had held managerial positions in the Office of the Comptroller of the Currency, Office of Thrift Supervision and Federal Home Loan Bank System for over 30 years. With his background of directly working in and managing the examination and supervision of financial institutions at several bank regulatory agencies, Mr. Crompton provides the Board with extensive knowledge regarding regulatory matters and the financial and economic challenges confronting banks. Age 70. Director since 2019.

David M. Flair. Mr. Flair became the Chief Executive Officer of BV Financial and BayVanguard in 2013 and was also named President of BV Financial and BayVanguard in 2014. Mr. Flair was hired as the Chief Financial Officer of BV Financial and BayVanguard in 2012 and served in that role until 2014. Mr. Flair served as the Chief Financial Officer of Advance Bank in Baltimore, Maryland, beginning in 2006 and was also appointed as a director and named the Acting Chief Executive Officer of Advance Bank before his departure in 2012. Mr. Flair is a certified public accountant and was a partner with Anderson Associates LLP and Beard Miller Company LLP for almost 20 years before joining Advance Bank. In addition to his wide range of management experience and leadership skills, Mr. Flair’s strong financial background and his knowledge and understanding of the financial, economic and regulatory environments make him a valuable asset to the Board. Age 60. Director since 2012.

Joshua W. Posnick. Since 2022, Mr. Posnick has been Senior Managing Director of Capital Markets for Mill Creek Residential, a real estate development and management company, located in Washington, D.C. From 2018 until 2022, Mr. Posnick was Managing Director of Development in the Mid-Atlantic region for Mill Creek Residential. Mr. Posnick provides the Board with business management skills and knowledge regarding real estate and business matters in our market area. Age 38. Director since 2019.

Directors Continuing in Office with Terms Expiring in 2026

Gary T. Amereihn. Mr. Amereihn retired from Kopernik Bank in 2019 as part of BayVanguard Bank’s acquisition of Kopernik Bank, having served as Kopernik Bank’s Chairman, Chief Executive Officer and Chief Financial Officer from 1992 to 2019. Mr. Amereihn serves as the Chairman of the Board of BV Financial and BayVanguard Bank. Mr. Amereihn’s past service as a chairman, chief executive officer and chief financial officer of a financial institution and his participation in the communities we serve brings an extensive knowledge of the financial, economic and regulatory challenges we face as well as knowledge of the local economy and business opportunities for BayVanguard Bank. Age 69. Director since 2019.

Brian K. McHale. Mr. McHale has been a Steamship Clerk with International Longshoremen’s Association Local 953 located in Baltimore, Maryland since 1972 and until 2014 was a state delegate to the Maryland General Assembly. Mr. McHale’s long-standing involvement in our local community brings knowledge of the local economy and business opportunities to BayVanguard Bank. His leadership skills and knowledge of the financial, economic and regulatory challenges we face make him well suited to serve on the Board. Age 69. Director since 1987.

P. David Bramble. Mr. Bramble has been a managing partner at MCB Real Estate, LLC (“MCB”) since 2005 and has been working in real estate investment for over 20 years. He dedicates his time to sourcing and capitalizing transactions and overseeing project underwriting and execution. Prior to MCB, Mr. Bramble served as the director of commercial lending for a regionally based full-service lending firm –Madison Funding – which he co- founded in 2000. Prior to that, Mr. Bramble worked for the law firm of Steptoe & Johnson LLP where he provided corporate and real estate advisory services. Mr. Bramble serves as the Chairman of the Board of Lendistry, a fintech enabled CDFI focused on providing small business capital to underserved communities nationwide. He serves on the investment committee and board of the Robert W. Deutsch Foundation, which invests in innovative people, projects, and ideas that improve the quality of life in Baltimore. He also serves on the boards of Johns Hopkins Bayview Hospital, Ronald McDonald House, UPENN Institute for Urban Research and the Baltimore Tree Trust. The Board believes that Mr. Bramble provides the Board with extensive knowledge regarding financial, economic and legal matters and knowledge of our market area due to his long-standing involvement in our local community. Age 46. Director since 2023.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of December 31, 2023.

Michael J. Dee. Mr. Dee has been our Senior Vice President and Chief Financial Officer since 2014 and became our Executive Vice President and Chief Financial Officer in 2019. Age 63.

Gregory J. Olinde. Mr. Olinde has been our Executive Vice President and Chief Credit Officer and Delmarva Market President since 2020. Mr. Olinde was Executive Vice President, Chief Credit Officer for 1880 Bank from 2013 to 2020, when 1880 was acquired by BayVanguard Bank. Age 56.

Rose M. Searcy. Ms. Searcy has been with the Bank since 1992 and became our Executive Vice President, Human Resources in 2021. Age 50.

Item 2 — Approval of BV Financial, Inc. 2024 Equity Incentive Plan

Overview

The Company’s Board of Directors unanimously recommends that stockholders approve the BV Financial, Inc. 2024 Equity Incentive Plan (referred to in this proxy statement as the “2024 Equity Plan” or the “Plan”). Our Board of Directors unanimously approved the 2024 Equity Plan on July 18, 2024. The 2024 Equity Plan will become effective on September 5, 2024 (the “Plan Effective Date”) if stockholders approve the Plan on that date. No awards have been made under the 2024 Equity Plan. However, initial awards to be granted to our non-employee directors are set forth in the Plan document and will be self-executing on the day following the approval of the Plan by stockholders. In addition, upon stockholder approval of the 2024 Equity Plan, no further grants will be made under either the BV Financial, Inc. 2017 Stock Option Plan (the “2017 Stock Option Plan”) or the BV Financial, Inc. 2021 Equity Incentive Plan (the “2021 Equity Plan”). However, both of those plans will remain in existence solely to administer awards outstanding under the plans as of September 5, 2024.

No awards may be granted under the 2024 Equity Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2024 Equity Plan at that time will continue to be governed by the 2024 Equity Plan and the award agreements under which they were granted.

Best Practices

The 2024 Equity Plan reflects the following equity compensation plan best practices:

•
The Plan limits the maximum number of shares that may be issued to any one employee or one non-employee director, respectively, and to all non-employee directors as a group. For these purposes, we have generally adopted the limits set forth under the regulations of the Board of Governors of the Federal Reserve System for equity plans adopted no earlier than six months and no later than one year after a conversion stock offering, including a second-step conversion, even though the 2024 Equity Plan, which is being submitted to our stockholders more than one year after our second-step conversion, is not subject to these limits;
•
The Plan provides for a minimum vesting requirement of one year for all equity-based awards, except that up to 5% of the awards may be issued (or accelerated) pursuant to awards that do not meet this requirement and any award may provide for accelerated vesting for death, disability or an involuntary termination without cause or resignation for good reason in connection with a change in control;
•
Under the Plan, performance goals may be established by the Compensation Committee (the “Committee”) in connection with the grant of any award;
•
The Plan prohibits grants of stock options with a below-market exercise price;
•
The Plan prohibits repricing of stock options and cash buyout of underwater stock options without prior stockholder approval;

•
The Plan prohibits the payment of dividends on restricted stock or dividend equivalent rights on restricted stock units (sometimes referred to herein as “RSUs”) until the vesting or settlement date of the underlying award and does not permit the payment of dividend equivalent rights on stock options;
•
The Plan does not contain a liberal change in control definition;
•
The Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants;
•
The Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror fails or refuses to assume the awards or replace them with awards issued by the acquiror; and
•
Awards under the Plan are subject to Company’s clawback policies, as well as the Company’s trading policy restrictions.

The full text of the 2024 Equity Plan is attached as Appendix A to this proxy statement, and the description of the 2024 Equity Plan is qualified in its entirety by reference to Appendix A.

Why The Company Believes You Should Approve the 2024 Equity Plan

Our Board of Directors believes that equity-based incentive awards will play a key role in the success of the Company by encouraging and enabling employees, officers and non-employee directors of the Company and its subsidiaries, including BayVanguard Bank (as used in this section, the Company, BayVanguard Bank and their respective subsidiaries are collectively referred to as, the “Company”), upon whose judgment, initiative and efforts the Company has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2024 Equity Plan are set forth in the section entitled “Plan Summary,” below.

We view the ability to use Company common stock as part of our compensation program as an important component to our future success because we believe it will enhance a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity-based compensation will further align the compensation interests of our employees and directors with the investment interests of our stockholders to promote a focus on long-term value creation through time-based and/or performance-based vesting criteria.

If the 2024 Equity Plan is not approved by stockholders, the Company will have to rely on the limited shares available under the 2021 Equity Plan, as well as the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of the Company’s stockholders. In addition, this could be a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in the Company’s business or returned to the Company’s stockholders.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace.

Equity-Based Incentive Plans are Routinely Adopted by Financial Institutions Following Conversions. A substantial majority of financial institutions that complete a mutual-to-stock conversion, including a second-step conversion, have adopted equity-based compensation plans to attract, retain and reward qualified personnel and management.

Our Share Reserve is Generally Consistent with Banking Regulations and Industry Standards Disclosed in Connection with our Stock Offering. The number of restricted stock awards (including RSUs) and stock options that we may grant under the 2024 Equity Plan, measured as a percentage of total outstanding shares sold in the second-step conversion, is consistent with that which was disclosed in connection with our stock offering in the offering prospectus. The share pool under the 2024 Equity Plan represents 14% of the 9,798,980 shares of the Company common stock sold in the second-step conversion, of which a number equal to 4% of the shares sold in the stock offering (“4% Limit”) will be available to grant as awards of restricted stock and/or RSUs (collectively, or separately, sometimes referred to herein as “full value awards”) and a number equal to 10% of shares sold in the stock offering (“10% Limit”) is comprised of stock options (the “stock option award pool”). This share reserve size, including the limits on award types described above, is also consistent with the amounts permitted under federal banking regulations for equity plans adopted within the first year following a mutual to stock conversion or second-step conversion. Although we are not bound by these regulatory limits because we are implementing our plan more than one year following the completion of our second-step conversion, we have generally determined to maintain the size of the share reserve at these limits.

Determination of Shares Available under the 2024 Equity Plan

The Company is requesting approval of a pool of shares of its common stock (referred to in this proxy statement as the “share reserve” or “share pool”) for awards under the 2024 Equity Plan, subject to adjustment as described in the 2024 Equity Plan. The shares of common stock to be issued by the Company under the 2024 Equity Plan will be currently authorized but unissued shares or shares that may subsequently be acquired by the Company, including shares that may be purchased on the open market or in private transactions.

In determining the size of the share pool under the 2024 Equity Plan, the Company considered a number of factors, including: (1) industry practices related to the adoption of equity-based incentive plans by recently converted institutions; (2) applicable banking regulations related to the adoption of equity-based incentive plans; and (3) guidelines issued by proxy advisory firms with respect to equity-based incentive plans, including the potential cost and dilution to stockholders associated with the share pool.

The Company disclosed to stockholders in its prospectus for its second-step conversion that it expected to adopt an equity incentive plan that, if adopted within the first year following the second-step conversion, would include restricted stock awards and stock options equal to 4% and 10%, respectively, of the total shares issued in connection with the offering. Based on these percentages and the 9,798,980 shares sold in the offering, the total amount of shares available for issuance under the equity incentive plan is 1,371,857. As noted, this is the same number of shares we would be permitted to issue under applicable federal regulations if our equity plan had been implemented within the one-year period following our second-step conversion. Even though we are implementing the 2024 Equity Plan more than one year after our offering, we have determined to maintain the size of the 2024 Equity Plan at the amount disclosed in our offering prospectus.

Application of Share Pool. The Company has determined that of the shares available under the Plan, 391,959 shares may be issued as restricted stock or restricted stock units, including performance shares and performance share units (representing the 4% Limit described above) and 979,898 shares may be issued upon the exercise of stock options (representing the 10% Limit described above).

Current Stock Price. The closing price of the Company common stock on the NASDAQ Capital Market on July 19, 2024, was $13.50 per share.

Plan Summary

The following summary of the material terms of the 2024 Equity Plan is qualified in its entirety by reference to the full text of the 2024 Equity Plan, which is attached as Appendix A to this proxy statement.

Purpose of the 2024 Equity Plan. The purpose of the 2024 Equity Plan is to promote the long-term financial success of the Company and its subsidiaries, including BayVanguard Bank, by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company stockholders through the ownership of shares of Company common stock and/or through compensation tied to the value of the Company’s common stock.

Administration of the 2024 Equity Plan. The 2024 Equity Plan will be administered by the Compensation Committee or such other committee consisting of at least two “Disinterested Board Members” defined as directors who, with respect to the Company or any subsidiary: (1) are not current employees; (2) are not former employees who continue to receive compensation (other than through a tax-qualified plan); (3) are not officers at any time in the past three years; (4) do not receive compensation for which disclosure would be required pursuant to Item 404 of Regulation S-K in accordance with the proxy solicitation rules of the Securities and Exchange Commission; and (5) do not possess an interest in any other transaction and/or are engaged in a business relationship for which disclosure would be required under Item 404(a) of Regulation S-K. To the extent permitted by law, the Committee may also delegate its authority, including its authority to grant awards, to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Eligible Participants. Employees, non-employee members of the Boards of Directors of the Company and its subsidiaries, including BayVanguard Bank, and service providers of the Company and its subsidiaries will be eligible for selection by the Committee for the grant of awards under the 2024 Equity Plan. As of June 30, 2024, approximately 116 employees of the Company and its subsidiaries and eight non-employee members of the Company’s Board of Directors would be eligible for awards under the 2024 Equity Plan.

Types of Awards. The 2024 Equity Plan provides for the grant of restricted stock, RSUs, non-qualified stock options (also referred to as “NQSOs”), and incentive stock options (also referred to as “ISOs”), any or all of which can be granted with performance-based vesting conditions. ISOs may be granted only to employees of the Company’s subsidiaries and affiliates.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. Restricted stock awards under the 2024 Equity Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the Committee consistent with the 2024 Equity Plan. Prior to the awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Cash dividends declared on unvested restricted stock awards will be withheld by the Company and distributed to a participant at the same time the underlying restricted stock vests to the participant. Stock dividends on shares of restricted stock will be subject to the same vesting conditions as those applicable to the restricted stock on which the dividends were paid.

Restricted stock units are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. A participant who receives an RSU award will not possess voting rights but may accrue dividend equivalent rights to the extent provided in the award agreement evidencing the award. If dividend equivalent rights are granted with respect to an RSU award, the dividend equivalent rights will be withheld by the Company and will not be distributed before the underlying RSU settles. At the time of settlement, restricted stock units can, at the discretion of the Committee, be settled in Company common stock or in cash. The same limitation on the number of shares that are available to be granted as restricted stock awards available under the 2024 Equity Plan, referred to above as the 4% Limit, also applies to RSUs.

The Committee will specify the terms applicable to a restricted stock award or an RSU award in the award agreement including the number of shares of restricted stock or number of RSUs, as well as any restrictions applicable to the restricted stock or RSU, such as continued service or achievement of performance goals, the length of the restriction period and the circumstances under which the vesting of such award will accelerate.

Stock Options. A stock option gives the recipient the right to purchase shares of common stock at a specified price (referred to as the “exercise price”) for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2024 Equity Plan means, if the common stock of the Company is listed on a securities exchange, the closing sales price of the common stock on that date, or, if the common stock is not traded on that date, then the closing price of the common stock on the immediately preceding trading date. If the common stock is not traded on a securities exchange, the Committee will determine the Fair Market Value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Under the Plan, no stock option can be exercised more than ten years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to an employee who is a stockholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. Stock option awards will be subject to vesting conditions and restrictions as determined by the Committee and set forth in the applicable award agreement.

Grants of stock options under the 2024 Equity Plan will be either ISOs or NQSOs. ISOs have certain tax advantages and must comply with the requirements of Code Section 422. Only employees will be eligible to receive ISOs. One of the requirements to receive favorable tax treatment available to ISOs under the Code is that the 2024 Equity Plan must specify, and the Company stockholders must approve, the number of shares available to be issued as ISOs. As a result, to provide flexibility to the Committee, the 2024 Equity Plan provides that all the stock options may be issued as ISOs. ISOs cannot be granted under the 2024 Equity Plan after July 18, 2034. Dividend equivalents rights will not be paid with respect to awards of stock options.

Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing.

Performance Awards. The Committee will specify the terms of any performance awards issued under the 2024 Equity Plan in the accompanying award agreements. Any award granted under the Plan, including stock options, restricted stock (referred to herein as a “performance share”) and restricted stock units (referred to herein as a “performance share unit”) may be granted subject to the satisfaction of performance conditions determined by the Committee. A performance share or performance share unit will have an initial value equal to the fair market value of a share on the date of grant. In addition to any non-performance terms applicable to the performance share or performance share unit, the Committee will set one or more performance goals that, depending on the extent to which they are met, will generally determine the number of performance shares or performance share units that will vest in the participant (unless subject to further time-based vesting conditions). The Committee may provide for payment of earned performance share units in cash, shares of the Company’s common stock, or a combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance share unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or involuntary termination in connection with or following a change in control, shorten or terminate the restriction period.

Performance Measures. A performance objective may be described in terms of Company-wide objectives or objectives that are related to a specific subsidiary or business unit of the Company, and may be measured relative to a peer group, an index or business plan and based on absolute measures or changes in measures. An award may provide that partial achievement of performance measures results in partial payment or vesting of an award. Achievement of the performance measures may be measured over more than one period or fiscal year. In establishing performance measures applicable to a performance-based award, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (1) extraordinary, unusual, and/or nonrecurring items of gain or loss; (2) gains or losses on the disposition of a business; (3) dividends declared on the Company’s stock; (4) changes in tax or accounting principles, regulations or laws; or (5) expenses incurred in connection with a merger, branch acquisition or similar transaction. Moreover, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate.

The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period. Notwithstanding anything to the contrary in the Plan, performance measures relating to any award granted under the Plan will be modified, to the extent applicable, to reflect a change in the outstanding shares of stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a subsidiary.

Individual Limits. The Board of Directors has chosen to adopt the overall limitations set forth in federal regulations for individual and aggregate awards to employees and non-employee directors under equity plans adopted within the first year after a mutual to stock conversion or second-step conversion. The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award, subject to the limits set forth herein. Subject to adjustment as described in the 2024 Equity Plan:

•
Employee Limits. Any individual employee will not receive shares issued under any award in excess of 25% of the aggregate shares available under the 2024 Equity Plan.
•
Non-Employee Director Limits. The maximum number of shares of the Company common stock that may be granted over the life of the Plan to any one non-employee director will not exceed 5% of the aggregate shares available under the 2024 Equity Plan. In addition, the maximum number of shares that may be issued, in the aggregate, to all non-employee directors under awards granted under the 2024 Equity Plan will not exceed 30% of the aggregate shares available under the Plan.

Non-Employee Director Grants. Subject to approval of the 2024 Equity Plan, each non-employee director of the Company will receive a grant of shares of restricted stock and stock options as set forth in the tables below. If the 2024 Equity Plan is approved, these grants will be self-executing and will be deemed to be granted on the day following the approval of the 2024 Equity Plan by the Company’s stockholders.

Restricted Stock Awards
Name of Non-Employee Director	Dollar Value ($)(1)	Number of Awards
Gary T. Amereihn	198,423	14,698
William Streett Baldwin	198,423	14,698
P. David Bramble	198,423	14,698
William B. Crompton, III	198,423	14,698
Joseph S. Galli	198,423	14,698
Brian K. McHale	198,423	14,698
Joshua W. Posnick	198,423	14,698
Machteld V. Thomas	198,423	14,698
Non-Employee Directors as a Group (8 persons)	1,587,384	117,584

(1)
Amounts are based on the fair market value of the Company’s common stock on July 19, 2024 (the latest practicable date before the printing of this proxy statement) of $13.50 per share. The actual value of the awards will depend upon the fair market value of the Company’s common stock on the date of grant.

Stock Option Awards
Name of Non-Employee Director	Number of Awards(1)
Gary T. Amereihn	36,746
William Streett Baldwin	36,746
P. David Bramble	36,746
William B. Crompton, III	36,746
Joseph S. Galli	36,746
Brian K. McHale	36,746
Joshua W. Posnick	36,746
Machteld V. Thomas	36,746
Non-Employee Directors as a Group (8 persons)	293,968

(1)
The actual value of the stock option awards is not determinable since their value will depend upon the fair market value of the Company common stock on the date the stock option is exercised.

The Committee determined to grant these one-time awards in this amount, in part, in recognition of the significant efforts and dedication of each such director, including in connection with the Company’s second-step conversion. Although the grants are, in part, in recognition of past service, the initial awards to directors will vest in equal annual installments over a period of four years from the date of grant, subject to the directors continued service to the Company during that time, subject to acceleration due to death, disability, involuntary termination of service in connection with a change in control or other circumstance which, in the discretion of the Committee, would warrant acceleration.

Employee Grants. At the present time, no specific determination has been made as to the grant or allocation of awards to officers and employees. However, the Committee intends to grant equity awards to senior executives and will meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees.

Certain Restrictions with Respect to Awards. No dividend equivalent rights will be granted or paid with respect to any stock option. Additionally, no dividends or dividend equivalent rights will be paid on unvested awards contemporaneously with dividends paid on shares of the Company’s common stock. Instead, any dividends (or dividend equivalent rights, to the extent granted), with respect to an unvested award will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, upon the achievement of performance goals).

The Committee will establish the vesting schedule or market or performance conditions of each award at the time of grant. However, at least 95% of the awards will vest no earlier than one year after the date of grant, unless accelerated due to death, disability or an involuntary termination of service at or following a change in control.

Adjustments. The Committee will make equitable adjustments in the number and class of securities available for issuance under the 2024 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2024 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Service. Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries for any reason: (1) a participant will immediately forfeit any restricted stock, RSUs, performance shares and performance share units that were not vested on the date of termination; (2) all of the participant’s stock options that were exercisable on the date of termination will remain exercisable for, and will otherwise terminate at the end of, the term of the stock option; and (3) all of the participant’s stock options that were not exercisable on the date of termination will be forfeited immediately upon termination. In the event of a participant’s termination of service due to death, disability (as defined in the Plan) or involuntary termination at or following a change in control, the participant or the participant’s beneficiary, as applicable, has up to the remaining term of the stock options to exercise outstanding stock options. If a participant is terminated for cause (as defined in the Plan), all of the participant’s unexercised stock options (whether or not vested), and all restricted stock and RSUs that have not vested, will expire and be forfeited. Unless the Committee specifies otherwise in the award agreement, the 2024 Equity Plan provides that a participant will vest in his or her dividends upon termination of the participant’s service due to death, disability, involuntary termination without cause or resignation for “good reason” (as defined in the Plan) at or following a change in control.

Change in Control. Unless the Committee provides otherwise in the award agreement, any time-based vesting requirement applicable to an award will be deemed satisfied in full if (1) both a change in control occurs and a participant has an involuntary termination of service (including a resignation for good reason) with the Company or (2) the surviving entity in the change in control does not assume or replace the award with a comparable award issued by the surviving entity. With respect to an award that is subject to one or more performance objectives, unless the Committee specifies otherwise in the award agreement, in the event of a change in control and involuntary termination of service (including a resignation for good reason) or in the event that the surviving entity fails to assume or replace the award with a comparable award issued by the surviving entity, achievement of the performance objective will be deemed achieved at the greater of target or the actual level of performance measured as of the most recent completed fiscal quarter.

Transferability. Generally, awards granted under the 2024 Equity Plan are not transferable prior to death, except in limited circumstances with respect to stock options. Unless otherwise determined by the Committee, stock options, including ISOs, are transferable to certain grantor trusts established by the participant in which the participant is the sole beneficiary or between spouses’ incident to divorce, in the latter case, however, any ISOs so transferred will become NQSOs. In the Committee’s sole discretion, an individual may transfer non-qualified stock options to certain family members or to a trust or partnership established for the benefit of such family member or to a charitable organization, in each case, provided no consideration is paid to the participant in connection with the transfer. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2024 Equity Plan. Any transferee is subject to the terms and conditions of the Plan and applicable award agreement.

Amendment and Termination. The Board of Directors may at any time amend or terminate the 2024 Equity Plan, and the Board of Directors or the Committee may amend any award agreement for any lawful purpose, but no such action may materially adversely affect any rights or obligations with respect to any awards previously granted under the 2024 Equity Plan, except to the extent described herein. The Board of Directors or Committee may also amend the 2024 Equity Plan or an outstanding award agreement to conform the plan or award agreement to applicable law (including but not limited to Code Section 409A) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board after adoption of the Plan or the grant of the award, which may materially and adversely affect the financial condition or operations of the Company. Neither the Board of Directors nor the Committee can reprice a stock option without prior stockholder approval, except in accordance with the adjustment provisions of the 2024 Equity Plan (as described above). Notwithstanding the foregoing any amendment that would materially (1) increase the benefits available under the Plan, (2) increase the aggregate number of securities under the Plan, or (3) materially modify the requirements for participation in the Plan must be approved by the Company’s stockholders.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2024 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a “substantial risk of forfeiture,” which is generally considered to require the performance of substantial future services. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in installments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to that installment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act, also known as the short swing profits rule, the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m) of the Code (“Section 162(m)”), as applicable.

Alternatively, unless prohibited by the Committee, a participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares underlying an award equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant will not be entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss limited to the actually amount paid for the shares (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares.

The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of settlement in stock or cash the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount, subject to the requirements of Section 162(m), as applicable. However, if an RSU is not designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of settlement the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to satisfy the requirements of Section 409A, the participant may be subject to income taxes and penalties under Section 409A in the event of a violation of Section 409A.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of a NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income, subject to the requirements of Section 162(m).

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares equal to any ordinary income recognized by the participant, subject to the requirements of Section 162(m).

For an option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. If a stock option is intended to be an ISO but fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Awards. A participant generally is not taxed upon the grant of restricted stock or restricted stock units granted subject to the satisfaction of performance conditions (such restricted stock or restricted stock units will be referred to herein as “performance shares” or “performance share units”). The participant will recognize taxable income at the time of settlement of the performance share/unit equal to the amount of cash and the fair market value of the shares received upon settlement. The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to the requirements of Code Section 162(m). Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2024 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation that are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2024 Equity Plan, certain amounts in connection with such awards may constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Code Section 162(m)

Section 162(m) as in effect prior to the enactment of the Tax Cuts and Jobs Act (“TCJA”) in December 2017, limited to $1.0 million the deduction that a company was permitted to take for annual compensation paid to each “covered employee” (at that time defined as the Chief Executive Officer (“CEO”) and the three other highest paid executive officers employed at the end of the year other than the Chief Financial Officer (“CFO”)), except to the extent the compensation qualified as “performance-based” for purposes of Section 162(m). The TCJA retained the $1.0 million deduction limit, but it repealed the performance-based compensation exemption and expanded the definition of “covered employees” effective for taxable years beginning after December 31, 2017. “Covered employees” for a fiscal year now includes any person who served as CEO or CFO of a company at any time during that fiscal year, the three other most highly compensated company executive officers for that fiscal year (whether or not employed on the last day of that fiscal year) and any other person who was a covered employee in a previous taxable year (but not earlier than 2017) as determined pursuant to the pre-TCJA version of Section 162(m). Any awards that the Company grants pursuant to the 2024 Equity Plan to covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation. While the Committee intends to consider the deductibility of compensation when making equity awards, it is only one factor it considers. Because of the elimination of the performance-based compensation exemption, the Committee expects that a portion of the compensation paid to covered employees in the form of equity grants under the 2024 Equity Plan may not be deductible by the Company.

New 2024 Equity Plan Benefits

Except as disclosed above with respect to the self-executing grants to non-employee directors on approval of the 2024 Equity Incentive Plan, any future awards to executive officers, non-employee directors and employees of the Company under the 2024 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2024 Equity Plan are not determinable at this time, and the Company has not included a table that reflects such future awards. However, the Committee does intend to act promptly following stockholder approval of the 2024 Equity Plan to determine awards to executive officers.

Recommendation

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the BV Financial, Inc. 2024 Equity Incentive Plan.

Item 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

FORVIS, LLP. served as our independent registered public accounting firm for the year ended December 31, 2023. The Audit Committee of the Board of Directors has appointed FORVIS, LLP to serve as the independent registered public accounting firm for the year ending December 31, 2024, subject to ratification by stockholders. A representative of FORVIS, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of FORVIS, LLP to serve as the independent registered public accounting firm for the year ending December 31, 2024.

Audit Fees. The following table sets forth the fees that FORVIS, LLP billed to the Company and the Bank for the years ended December 31, 2023 and 2022, respectively.

	2023		2022
Audit Fees	$390,000	(1)	$135,000
Audit-Related Fees	—		—
Tax Fees	38,000		18,000
All Other Fees	—		—

(1)
For 2023, includes $127,000 of fees related to the initial public offering.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit service to us prohibited by law or regulation.

Executive Compensation

Summary Compensation Table

The following table sets forth for the year ended December 31, 2023 and 2022 certain information as to the total compensation paid to our Co-President and Chief Executive Officers and our two other most highly compensated executive officers. Each executive is referred to as a “named executive officer.” The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Nonequity Incentive Plan Compensation ($)	All other Compensation ($)(2)	Total ($)
David M. Flair, Co-	2023	365,820	27,035	37,760	318,864	21,303	765,782
President and Chief	2022	351,750	6,764	92,820	245,280	14,843	711,457
Executive Officer

Timothy L. Prindle, Co-	2023	365,820	27,035	32,750	318,864	36,781	781,250
President and Chief	2022	351,750	6,754	31,500	306,600	37,805	734,419
Executive Officer

Michael J. Dee,	2023	235,941	24,537	—	94,376	5,826	360,680
Executive Vice President	2022	220,506	4,241	—	88,202	5,336	318,419
and Chief Financial Officer

Gregory J. Olinde,	2023	209,051	4,020	—	87,221	10,938	311,230
Executive Vice	2022	201,010	3,865	—	84,004	10,760	299,639
President and Chief
Lending Officer

(1)
In accordance with FASB ASC Topic 718, the reported amount is based on the closing price of BV Financial’s common stock on the grant date ($25.00 per share on January 19, 2022). Restricted stock awards vest in three approximately equal installments, with the first vesting occurring on December 31, 2023. As of December 31, 2023, Messrs. Flair and Prindle had 6,060 and 4,510 shares of unvested restricted stock outstanding.
(2)
A break-down of the various elements of compensation in this column is set forth below: The table excludes perquisites that did not exceed $10,000 in the aggregate for each named executive officer.

	All Other Compensation
Name	401(k) Plan ($)	Insurance Premiums ($)	Payout of Paid Time Off ($)	Vehicle Allowance ($)	Total All Other Compensation ($)
David M. Flair	4,500	1,326	15,477	—	21,303
Timothy L. Prindle	4,500	1,326	30,955	—	36,781
Michael J. Dee	4,500	1,326	—	—	5,826
Gregory J. Olinde	612	1,326	—	9,000	10,938

Stock-Based Compensation

Set forth below is certain information regarding outstanding equity awards granted to the named executive officers at December 31, 2023:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards(1)				Stock Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)(2)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
David M. Flair	21,433	—	5.6503	12/31/2027	6,060	85,931
Timothy L. Prindle	—	—	—	—	4,510	63,952
Michael J. Dee	18,370	—	5.6503	12/31/2027	—	—
Gregory J. Olinde	—	—	—	—	—	—

(1)
Reflects a 1.5309-to-1.00 stock exchange in connection with the Company's mutual to stock conversion. The closing price of the Company’s stock on December 29, 2023 was $14.18 per share.
(2)
Exercise price has been adjusted for the 1.5309-to-1.00 stock exchange in connection with the Company's mutual to stock conversion.

BV Financial, Inc. 2021 Equity Incentive Plan. BV Financial has adopted, and its stockholders approved, the BV Financial, Inc. 2021 Equity Incentive Plan. As of December 31, 2023, there were 115,016 restricted stock awards and 153,090 stock options remaining available for future grants under the 2021 Equity Incentive Plan. At the completion of the stock offering any outstanding awards and any shares remaining available for grant under the 2021 Equity Plan were adjusted to reflect the stock offering.

BV Financial, Inc. 2017 Stock Option Plan. BV Financial has adopted, and its stockholders approved, the BV Financial, Inc. 2017 Stock Option Plan. Since the approval of the BV Financial, Inc. 2021 Equity Incentive Plan, no stock options have been available for award under the 2017 Stock Option Plan. However, as of December 31, 2023, 55,648 previously granted stock options remain outstanding.

Agreements and Benefit Plans

Employment Agreements. BayVanguard Bank and BV Financial have entered into employment agreements with Messrs. Flair and Prindle. The employment agreements became effective on February 28, 2019. The initial term of the employment agreements was three years from their effective date. As of each anniversary of the effective date of the employment agreements, the term of the agreements automatically extends for one additional year, so that the remaining term is again three years, unless either BayVanguard Bank or the executive give written notice to the other party of non-renewal. If either party provides the other with notice of non-renewal, the term will become fixed and expire at the end of the then current term. Notwithstanding the foregoing, if BayVanguard Bank or BV Financial enters into a transaction that would constitute a change in control, as defined under the employment agreements, the term of the agreements would automatically extend so that they would expire no less than three years following the effective date of the change in control.

The employment agreements specify the base salaries of Messrs. Flair and Prindle, which are currently $426,480. The Board of Directors of BayVanguard Bank may increase, but not decrease, the executives’ base salaries. Also, following a change in control, the Compensation Committee (or other appropriate committee) will review the executives’ base salaries and will increase the base salaries by a percentage that is not less than the average annual percentage increase in base salary received by each executive over the three years immediately preceding the year in which the change in control occurs. In addition to base salary, the agreements provide that each executive will participate in any bonus plan or arrangement of BayVanguard Bank or BV Financial in which senior management is eligible to participate. Each executive is also entitled to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of BayVanguard Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of his duties for BayVanguard Bank. BayVanguard Bank will also reimburse each executive for the business use of any automobile, provide or reimburse each executive with/for a cellular phone, and reimburse each executive for certain expenses incurred in connection with the executive’s attendance at an annual banking conference.

BayVanguard Bank may terminate the executives’ employment, or the executives may resign from their employment, at any time with or without good reason. Under the employment agreements, if BayVanguard Bank terminates an executive’s employment without cause or the executive voluntary resigns for “good reason” (i.e., a “qualifying termination event”), BayVanguard Bank will pay the executive a lump sum severance payment equal to three times the average taxable income for the five taxable years immediately preceding the year in which the termination of employment occurs. In addition, BayVanguard Bank will provide the executive with continued life insurance and non-taxable medical and dental insurance substantially comparable to the coverage provided by BayVanguard Bank immediately before the termination of employment under the same cost-sharing arrangements that apply for active employees of BayVanguard Bank as of the date of termination. The coverage will cease on the earlier of (1) the expiration of the term of the employment agreement or (2) the date on which the executive becomes a full-time employee with another employer.

Under the employment agreement, upon a change in control of BayVanguard Bank or BV Financial, the executives would receive a payment equal to three times the sum of (1) the average taxable income for the five taxable years immediately preceding the year in which the change in control occurs, (2) the matching contributions made to the 401(k) Plan for the plan year immediately preceding the year in which the change in control occurs and (3) the contribution made on the executive’s behalf under the employee stock ownership plan for the plan year immediately preceding the year in which the change in control occurs. The payment will be made to the executive within ten days following the change in control. If the change in control payment provided under the employment agreements, together with any other payments or payments or benefits made to or provided to the executives, constitute “parachute payments” under Section 280G of the Code, the executive’s payments under the employment agreements will be cut-back to an amount so that there are not parachute payments, but only if the reduction provides a greater economic benefit to the executive than if the executive received all payments and paid any excise tax due under Section 4999 of the Code.

The employment agreements terminate upon the executive’s death or disability. Upon the executive’s death, his beneficiary will receive the base salary the executive would have received through the end of the month in which the death occurred. In addition, for one year following his death, the executive’s dependents will receive continued non-taxable medical and dental coverage.

The executives’ employment may also be terminated for “cause” (as defined in the employment agreements) at any time, in which case the executive will have no right to any payments or benefits, other than any vested benefits.

Change in Control Agreement. BayVanguard Bank maintains a change in control agreement with Mr. Dee. The change in control agreement has a term of three years and the Board of Directors of BayVanguard Bank may extend the term of the agreement by one year every July 1, so that it again becomes three years, unless the executive gives notice of his desire that the term not be extended.

If the executive’s employment involuntary terminates for reasons other than cause, or in the event of the executive’s resigns for “good reason” (as those terms are defined in the agreement), in either case within one year following a change in control, Mr. Dee will receive a severance payment, paid in a single lump sum, equal to three times his “base amount,” as that term is defined for purposes of Section 280G of the Code (i.e., three times the average of the taxable compensation for the five taxable years preceding the year in which the change in control occurs). In addition, BayVanguard Bank will provide the executive with continued life insurance and non-taxable medical and dental insurance substantially comparable to the coverage provided by BayVanguard Bank immediately before the termination of employment under the same cost-sharing arrangements that apply for active employees of BayVanguard Bank as of the date of termination. The coverage will cease after 36 months. If the coverage cannot be provided to the executive, he will receive a cash payment reasonably estimated to equal the value of the coverage. If the payments and benefits paid to or provided to the executive constitute an excess parachute payment for purposes of Section 280G of the Code, the payments or benefits will be reduced to an amount that does not create and excess parachute payment.

Salary Continuation Plans. BayVanguard Bank sponsors a Salary Continuation Plan for each of Messrs. Flair and Prindle. Under the plans, if the executive separates from service before reaching his normal retirement age under the plan (age 68 for Mr. Flair and age 48 for Mr. Prindle), the executive will be entitled to an annual benefit of $100,000. The annual payments will commence on the first day of the second month following the separation from service and will continue for 15 years. If an executive separates from service before reaching his normal retirement age, he will receive a benefit equal to the accrued benefit (i.e., the amount accrued to reflect the liability of BayVanguard Bank under the plan). The benefit will be paid in installments commencing on the first day of the second month following the executive’s normal retirement age and continuing for 15 years.

If an executive dies while in service and before reaching his normal retirement age, his beneficiary will receive the accrued benefit under the plan less the benefit described in any endorsement split dollar life insurance agreement between BayVanguard Bank and the executive. If the executive is not a party to a split dollar agreement, the accrued benefit will be paid to his beneficiary in a lump sum on the first day of the second month following the executive’s death. If the executive dies following a separation from service or while in service and after attaining his normal retirement age, his beneficiary will receive the present value of the normal retirement benefit less the benefit provided for in any endorsement split dollar life insurance agreement between BayVanguard Bank and the executive. If the executive is not a party to a split dollar agreement, the present value of the normal retirement benefit will be paid to his beneficiary in a lump sum on the first day of the second month following the executive’s death. If the executive dies after payments have commenced under the plan, his beneficiary will receive the present value of the remaining benefit payments less the benefit provided for in any endorsement split dollar life insurance agreement between BayVanguard Bank and the executive. If the executive is not a party to a split dollar agreement, the present value of the remaining benefit payments will be paid to his beneficiary in a lump sum on the first day of the second month following the executive’s death.

If an executive involuntarily separates from service or separates from service for good reason, in either case, within two years following a change in control, the executive will receive the present value of the normal retirement benefit, payable in a lump sum on the first day of the second month following the separation from service.

If the executive becomes disabled while in service and before his normal retirement age, he will receive the normal retirement benefit, as if he had attained his normal retirement age. The benefit will be paid commencing on the first day of the second month following his normal retirement age and will continue for 15 years.

Executive Split Dollar Agreement. BayVanguard Bank has purchased life insurance policies covering certain officers, including Mr. Flair. Although the Bank owns these policies, the individuals have an interest in the policy proceeds paid at their death. BayVanguard Bank has entered into an Executive Split Dollar Agreement with Mr. Flair. Under the Split Dollar Agreement, upon Mr. Flair’s death, his beneficiaries will receive a death benefit in the amount of the lesser of (1) the present value of the benefit Mr. Flair would have received under as the normal retirement benefit under the Salary Continuation Plan (as if he had attained age 65 immediately before his death if he dies before age 65) or, if Mr. Flair is in pay status under the Salary Continuation Plan, the present value of the remaining payments that would be due under the Salary Continuation Plan or (2) the net death proceeds (i.e., the total death proceeds of the life insurance policy minus the cash surrender value). Each year, BayVanguard Bank imputes income to Mr. Flair to reflect the value of the life insurance coverage provided under the Split Dollar Agreement. The Split Dollar Agreement terminates upon the occurrence of (1) the surrender, lapse or other termination of the underlying life insurance policy, (2) cessation of BayVanguard Bank’s business which is not continued by any successor, (3) written notice of termination of the agreement by either party to the agreement, (4) bankruptcy, receivership, or dissolution of BayVanguard Bank, or (5) distribution of the death benefits in accordance with the terms of the agreement.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and of written representations provided to us by the individuals required to file the reports, we believe that each executive officer, director and greater than 10% beneficial owner has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2023.

Transactions with Related Persons

Loans and Extensions of Credit. Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as BayVanguard Bank, to their executive officers and directors in compliance with federal banking regulations. There were no outstanding loans to our officers and directors and their related entities at December 31, 2023.

Other Transactions. During the year ended December 31, 2022, BayVanguard Bank entered into an agreement with MCB Real Estate, LLC to lease space for the new location of the Bayview branch in Baltimore. Mr. Bramble is the managing partner at MCB and has an ownership interest of 22.5% in MCB. Mr. Bramble was not a director or a nominee for election to the board of directors at the time BayVanguard Bank entered into the lease agreement. Rent payments made by BayVanguard Bank to MCB under the agreement totaled $20,000 as of December 31, 2023 and the total amount of rent outstanding under the agreement is approximately $547,500 over the 10-year term of the lease.

Submission of STOCKHOLDER Business Proposals and Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for its next annual meeting no later than April 3, 2025. If next year’s annual meeting is held on a date that is more than 30 calendar days from September 5, 2025, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Under Securities and Exchange Commission Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the annual meeting of stockholders to be held in 2025 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting, or by July 7, 2025.

In addition to the requirement set forth under Securities and Exchange Commission Rule 14a-19, under the Company’s Bylaws, for a stockholder to properly bring business before an annual meeting or make nominations for the election of directors, the stockholder must give written notice to our Corporate Secretary at our principal executive office not less than 90 days nor more than 100 days before the anniversary of the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days before the anniversary of the prior year’s annual meeting of stockholders, such written notice will be timely only if delivered or mailed to and received by the Corporate Secretary at the principal executive office no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the 10th day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must also contain the information specified by the Bylaws.

STOCKholder Communications

Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to BV Financial, Inc., 7114 North Point Road, Baltimore, Maryland 21219. Depending on the subject matter, the Secretary will forward the communication, handle the inquiry directly, or not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic or is unduly hostile, threatening, illegal or otherwise inappropriate. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chair of the Governance and Nominating Committee at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is included with this proxy statement. Any stockholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to our Corporate Secretary or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 5, 2024.”

The Annual Report on Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares of Company common stock in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Please vote by marking, signing, dating, and promptly returning a proxy card or by voting via the Internet or by telephone.

Appendix A

BV FINANCIAL, INC.

2024 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this BV Financial Inc. 2024 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of BV Financial, Inc. (the “Company”), and its Subsidiaries, including BayVanguard Bank (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. Upon stockholder approval of this Plan, no further awards shall be granted under the BV Financial, Inc. 2017 Stock Option Plan (the “2017 Stock Option Plan”) or the BV Financial, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), and the 2017 Stock Option Plan and the 2021 Equity Incentive Plan shall remain in existence solely for the purpose of administering outstanding grants thereunder.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an Employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, cash, or a combination thereof.

(d) Performance Awards. A Performance Award means an Award granted under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award.”

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Award; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to exercisability or vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as Performance Awards.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of or service provider to an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without stockholder approval.

(d) Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to (i) make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, (ii) cancel a Stock Option when the Exercise Price per share exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (iii) take any other action with respect to a Stock Option that would be treated as a repricing under the rules and regulations of the principal U.S. Exchange on which the shares of Stock are listed.

(e) Prohibition on Paying Dividends. No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3. Restricted Stock Awards.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent his or her underlying Restricted Stock Awards are forfeited.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units. The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii) Restricted Stock Units may be granted as Performance Awards.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v) No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or an Involuntary Termination in connection with a Change in Control as set forth in Article IV.

Section 2.6 Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2½ months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised for the remaining unexpired term of the Stock Option following termination, provided, however, in order to obtain ISO treatment for Stock Options, the Stock Option must be exercised within three (3) months of the Termination of Service, and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and Restricted Stock Units that have not vested, shall expire and be forfeited.

(c) Upon Termination of Service on account of Disability or death, all Stock Options shall be fully exercisable, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Upon Termination of Service for reasons of death or Disability, any Awards that vest based on the achievement of performance targets shall vest based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death. Stock Options may be exercised for the remaining unexpired term of the Stock Option following Termination of Service due to death or Disability, , provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of Service with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 1,371,857 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 979,898 shares of Stock, which represents 10.0% of the number of shares sold in connection with the second-step mutual-to-stock conversion of Bay-Vanguard, M.H.C. and the related stock issuance of the Company (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 391,959 shares of Stock, which represents 4.0% of the number of shares sold in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant of Awards shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock vested prior to the return of shares to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Employees and Directors.

(a) Award Limitations. No individual Employee shall receive Awards representing more than twenty-five percent (25%) of the Stock available for issuance under the Plan. Non-Employee Directors (i.e., directors who are not also Employees of the Company or any Subsidiary) shall not receive, individually, Awards representing more than five percent (5%) of the Stock available for issuance under the Plan, and in the aggregate, shall not receive more than thirty percent (30%) of the Stock available for issuance as Awards under the Plan.

(b) Initial Grant to Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company on the Effective Date (i.e., the date of the 2024 Company annual stockholder meeting at which stockholders approve the Plan (“2024 Annual Meeting”) shall automatically be granted an Award of Stock Options and Restricted Stock as follows:

(i) Stock Options – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2024 Annual Meeting, shall receive, on the day immediately following the Effective Date, a grant of 36,746 Stock Options. These grants will vest at the rate of 25% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(ii) Restricted Stock Awards – Non-Employee Directors. Each non-Employee Director of the Board of Directors of the Company who is in the Service of the Company immediately following the 2024 Annual Meeting shall receive, on the day immediately following the Effective Date, a grant of 14,698 shares of Restricted Stock. These grants will vest at the rate of 25% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(c) Awards Subject to Adjustment. The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquiror stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a) Upon an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination at or following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b) Upon an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c) Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d) Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Independent Board Members. If the Committee consists of fewer than two Independent Board Members, then the Board of Directors shall appoint to the Committee such additional Independent Board Members as shall be necessary to provide for a Committee consisting of at least two Independent Board Members. Any members of the Committee who do not qualify as Independent Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, or has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the blackout period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Independent Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3 Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6 Form and Time of Elections; Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b) Payment in Stock. The Committee may require or permit the Company's tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. Except as provided in the last sentence of this Section 7.11, to the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses. Notwithstanding anything to the contrary in this Plan, the foregoing right to indemnification shall not apply to any compensation that an Employee is required to repay the Company pursuant to the terms of a Company clawback policy.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Baltimore County, Maryland shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20. Awards Subject to Company Clawback Policies and Restrictions.

(a) Clawback Policies. Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, including the Company’s current clawback policy and pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

(b) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(c) Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board of Directors will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or Bank; (iv) Participant’s material violation of the Bank’s code of ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board of Directors; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

“Good Reason.” A termination of employment by an Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material reduction in Participant’s base salary or base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date immediately prior to a Change in Control.

Notwithstanding the foregoing, in the event a Participant is a party to an Award Agreement, employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition. In the event an Award is subject to Code Section 409A, the term “Good Reason” shall be defined in accordance with Code Section 409A.

Further, the Participant must give written notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition within 60 days of becoming aware (or should have become aware) of the applicable facts and circumstances, the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition, and the Participant must terminate employment within 30 days after expiration of the opportunity to cure. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Incumbent Directors” means:

(1) the individuals who, on the date hereof, constitute the Board; and

(2) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

“Independent Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Independent Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee, or (iii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Code Section 422.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, infrequently occurring and/or nonrecurring events or items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any

Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.1(b).

“Restricted Stock Unit” has the meaning ascribed to it in Section 2.1(c).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee, non-employee Director, or service provider of the Company or a Subsidiary, as the case may be, and includes service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as an Employee or Director (except as otherwise provided in the Award Agreement).

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Section 2.1(a).

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, also means any partnership or joint venture in which the Company and/or any other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of (including a director emeritus or advisory director), or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(1) The Participant’s cessation of Service as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(4) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(5) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

“Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board of Directors at the time the relevant action or matter is presented to the Board of Directors for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) Indications of time of day mean Maryland time;

(f) The word “including” means “including, but not limited to”;

(g) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

BV Financial, Inc.

VOTE

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## Your vote matters – here's how to vote!

## Annual Meeting Proxy Card

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### A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

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### B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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040XDC

000001 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by September 5, 2024, at 1:00a.m., Eastern Time. Online Go to www.investorvote.com/BVFL or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BVFL • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 1. The election of three directors each to serve for a term of three years; + For Withhold For Withhold For Withhold 01 - Joseph S. Galli 02 - Timothy L. Prindle 03 - Machteld V. Thomas For Against Abstain For Against Abstain 2. The approval of the BV Financial, Inc. 2024 Equity 3. The ratification of the appointment of FORVIS, LLP to serve as Incentive Plan the independent registered public accounting firm for the fiscal year ending December 31, 2024 Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTO ACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 1UPX 621226 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND+040XDC

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at: www.edocumentview.com/BVFL Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BVFL • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • ANNUAL MEETING OF STOCKHOLDERS September 5, 2024 4:30 p.m., Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the official proxy committee of BV Financial, Inc. (the “Company”), consisting of Gary T. Amereihn, William Streett Baldwin, P. David Bramble, William P. Crompton, III, David M. Flair, Brian K. McHale and Joshua W. Posnick, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on September 5, 2024 at 4:30 p.m., Eastern Time, at BayVanguard Bank, 532 Eastern Boulevard, Essex, Maryland 21221 and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting. This proxy will be voted as directed, but if no instructions are specified for one or more proposals, this proxy, if signed, will be voted “FOR” the nominees listed and “FOR” the listed proposals. Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of BV Financial, Inc. at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of BV Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy before a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated August 1, 2024. (Continued, and to be marked, dated and signed, on the other side) Change of Address — Please print new address below. Comments — Please print your comments below. +

Dear 401(k) Participant:

On behalf of the Board of Directors of BV Financial, Inc. (the “Company”), we are forwarding you the attached green vote authorization form to convey your voting instructions to Pentegra Trust Company (the “Stock Fund Trustee”) on the proposals to be presented at the Company’s Annual Meeting of Stockholders to be held on September 5, 2024. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

As a holder of Company common stock through your investment in the BV Financial Stock Fund in the BayVanguard Bank 401(k) Profit Sharing Plan (“401(k) Plan”), you are entitled to direct the Stock Fund Trustee how to vote the shares of common stock credited to your account as of July 19, 2024, the record date for the Annual Meeting. If the Stock Fund Trustee does not receive your instructions by Thursday, August 29, 2024, the Stock Fund Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed green vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of BayVanguard Bank or the Company.

As an employee of BayVanguard Bank, you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all the plans.

We look forward to seeing you at the meeting.

Sincerely,

Timothy L. Prindle	David M. Flair
Co-President and Chief Executive Officer	Co-President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust Company (the “Stock Fund Trustee”) is the holder of record and custodian of all shares of BV Financial, Inc. (the “Company”) common stock credited to me under the BayVanguard Bank 401(k) Profit Sharing Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on September 5, 2024.

You are to vote my shares as follows:

1.
The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with):

Joseph S. Galli, Timothy L. Prindle and Machteld V. Thomas

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.
The approval of the BV Financial, Inc. 2024 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.
The ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Stock Fund Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than Thursday, August 29, 2024.

Dear ESOP Participant:

On behalf of the Board of Directors of BV Financial, Inc. (the “Company”), we are forwarding you the attached blue vote authorization form to convey your voting instructions to Pentegra Trust Company (the “ESOP Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on September 5, 2024. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

As a participant in the BayVanguard Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of July 19, 2024, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustee by Thursday, August 29, 2024. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account by that date, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed blue vote authorization form in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of BayVanguard Bank or the Company.

As an employee of BayVanguard Bank, you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all the plans.

We look forward to seeing you at the meeting.

Sincerely,

Timothy L. Prindle	David M. Flair
Co-President and Chief Executive Officer	Co-President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Pentegra Trust Company (the “Stock Fund Trustee”) is the holder of record and custodian of all shares of BV Financial, Inc. (the “Company”) common stock credited to me under the BayVanguard Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on September 5, 2024.

You are to vote my shares as follows:

1.
The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with):

Joseph S. Galli, Timothy L. Prindle and Machteld V. Thomas

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.
The approval of the BV Financial, Inc. 2024 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.
The ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than Thursday, August 29, 2024.